                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 9, 2001

                           FLORAN INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

              Florida                   333 94265              06-1562447
           (State or Other       (Commission File Number)      (IRS Employer
            Jurisdiction                                     Identification No.)
            Incorporation)

             501 West Monroe Street, Springfield, Illinois       62701
               (Address of Principal Executive Offices)       (Zip Code)

                                 (217) 698-6060
              (Registrant's Telephone Number, including Area Code)
                                3045 CORPORATION
                        3045 N. Federal Highway, Suite 60
                         Fort Lauderdale, Florida 33306
                            (former name and address)

Item 4.           Changes in Registrant's Certifying Accountant.

         Effective April 9, 2001, Floran International, Inc. (the "Company")
engaged Salberg & Company, P.A. as the Company's principal accountants to audit the Company's financial statements for the year ending December 31, 2001.
Salberg & Company, P.A. replaces Dohan and Company, P.A., CPA's, who had previously been engaged for the same purpose, and whose dismissal was effective
April 9, 2001. The decision to change the Company's principal accountants was approved by the Company's Board of Directors on April 9, 2001.

         Dohan and Company, P.A., CPA's was the Company's principal accountant since inception (October 26, 1999).  The reports of Dohan and Company, P.A.,
CPA's on the Company's financial statements for the periods ended November 30,
2000 and 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Dohan and Company, P.A., CPA's covering the periods ended November 30, 2000 and 1999, contains an explanatory paragraph that states that the Company's losses from operations and other transactions, its working capital deficiency and deficiency in assets raise substantial doubt about the
Company's ability to continue as a going concern.

         During the Company's fiscal years ended November 30, 2000 and 1999, and in the subsequent interim periods through April 9, 2001, there were no disagreements with Dohan and Company, P.A., CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dohan and
Company, P.A., CPA's would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements forsuch periods.

         Dohan and Company, P.A., CPA's has not informed the Company of any reportable events during the Company's fiscal years ended November 30, 2000 and
1999, and in subsequent interim periods through April 9, 2001.

         The Company has provided Dohan and Company, P.A., CPA's with a copy of the disclosures made herein and has requested Dohan and Company, P.A., CPA's to furnish a letter addressed to the Securities and Exchange Commission within the next 10 days stating whether it agrees with the above statements. An unexecuted, form copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

Item 8.           Change in Fiscal Year

         On April 9, 2001, the Board of Directors of the Company elected to change its fiscal year end from November 30 to December 31 to conform with fiscal year of the operating company that was acquired on January 17, 2001. A report on Form 10-QSB for the quarter ended March 31, 2001, will be filed on or before May 15, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FLORAN INTERNATIONAL, INC.
                                                (Registrant)

Date:   April 9, 2001                           By:  /s/ Fred Jarosz           _
                                                         Fred Jarosz, President

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                                  EXHIBIT INDEX

Sequential                Exhibit
Page Number               Number           Document

5                         16.1             Form of letter requested from
                                           Dohan and Company, P.A., CPA's